POWER OF ATTORNEY


We, the undersigned trustees and officers of Aetna GET Fund, Aetna Income Shares, Aetna Variable Fund and Aetna Variable Encore Fund, hereby severally constitute and appoint Susan E. Bryant, Julie E. Rockmore and Kirk P. Wickman, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, including but not limited to Pre-Effective and Post-Effective Amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933, as amended:

Aetna GET Fund                                          33-12723
Aetna Income Shares                                     2-47232
Aetna Variable Fund                                     2-51739
Aetna Variable Encore Fund                              2-53038

Registration Statements filed under the Investment Company Act of 1940:

Aetna GET Fund                                          811-5062
Aetna Income Shares                                     811-2361
Aetna Variable Fund                                     811-2514
Aetna Variable Encore Fund                              811-2565

hereby ratifying and confirming on this 30th day of August, 1996, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments thereto.
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                    Signature/Title                                             Signature/Title


                 /s/ Shaun P. Mathews                                           /s/ J. Scott Fox
--------------------------------------------------------     -------------------------------------------------------
                   Shaun P. Mathews                                               J. Scott Fox
                 President and Trustee                                    Treasurer and Vice President
             (Principal Executive Officer)                        (Principal Financial and Accounting Officer)

                  /s/ Morton Ehrlich                                          /s/ Timothy A. Holt
--------------------------------------------------------     -------------------------------------------------------
                Morton Ehrlich, Trustee                                     Timothy A. Holt, Trustee

                 /s/ Maria T. Fighetti                                          /s/ Sidney Koch
--------------------------------------------------------     -------------------------------------------------------
              Maria T. Fighetti, Trustee                                      Sidney Koch, Trustee

                  /s/ David L. Grove                                         /s/ Corine T. Norgaard
--------------------------------------------------------     -------------------------------------------------------
                David L. Grove, Trustee                                   Corine T. Norgaard, Trustee

                 /s/ Daniel P. Kearney                                       /s/ Richard G. Scheide
--------------------------------------------------------     -------------------------------------------------------
              Daniel P. Kearney, Trustee                                  Richard G. Scheide, Trustee

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